UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 21, 2022

HORMEL FOODS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place
Austin, MN  55912
(Address of Principal Executive Office)

(507) 437-5611
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01465 par value	HRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [☐]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [☐]

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 27, 2022, Hormel Foods Corporation (the Company) announced two personnel changes effective February 18, 2022. Paul Kuehneman, assistant controller, will advance to the position of vice president and controller succeeding Jana Haynes. Haynes gave the Company notice of her resignation on January 21, 2022.

Kuehneman, age 50, was elected to the position of assistant controller on October 26, 2020. In this role, he leads all financial responsibilities for supply chain, Jennie-O Turkey Store and product costing, including financial analysis, management reporting and forecasting. Prior to being named to this position, Kuehneman was vice president and chief financial officer for Jennie-O Turkey Store since 2016. As vice president and controller, he will be responsible for financial policies, internal controls, and financial reporting, as well as the general accounting, cost and business-unit accounting functions of the Company.

Kuehneman has no family relationships with any member of the Board or any other executive officer of the Company, and is not a party to any transaction with the Company or any subsidiary of the Company. Kuehneman and the Company have not entered into any employment agreement in connection with his election as vice president and controller.

A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
99	Press release issued January 27, 2022
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated: January 27, 2022	By	/s/ JAMES P. SNEE
JAMES P. SNEE
Chairman of the Board, President and
Chief Executive Officer

Dated: January 27, 2022	By	/s/ JACINTH C. SMILEY
JACINTH C. SMILEY
Executive Vice President and
Chief Financial Officer

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